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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                       DATE OF REPORT: OCTOBER 9, 1998
              (DATE OF EARLIEST EVENT REPORTED: SEPTEMBER 28, 1998)

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                              KEEBLER FOODS COMPANY
             (Exact name of Registrant as specified in its charter)



             DELAWARE                   NO. 001-13705            36-3839556
    (State or other jurisdiction of      (Commission          (I.R.S. Employer
     incorporation or organization)      File Number)        Identification No.)



                       677 LARCH AVE., ELMHURST, IL 60126
                    (Address of principal executive offices)

                                  630-833-2900
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE.
                         (Former name or former address,
                          if changed since last report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On September 28, 1998, Keebler Foods Company, a Delaware corporation ("Keebler"), purchased all of the issued and outstanding shares of common stock of President International, Inc., a Delaware corporation ("PII"), the parent and sole owner of President Baking Company, Inc. ("President") from President International Trade and Investment Corporation, a company limited by shares under the International Business Companies Ordinance of the British Virgin Islands ("Parent") for an aggregate purchase price of $450.0 million subject to post-closing adjustments.

         The funds used to consummate the acquisition came from both existing cash resources and from borrowings under the $700.0 million Senior Credit Facility Agreement dated as of September 28, 1998 among Keebler, various financial institutions, and the Bank of Nova Scotia ("BNS"), as the Lead Arranger and Administrative Agent, The First National Bank of Chicago, as the Syndication Agent, and the Bank of Montreal, as the Managing Agent. Keebler financed the transaction using existing cash resources of approximately $75.0 million, and borrowings of $350.0 million under a BNS Term Loan, $105.0 million under a BNS Revolver, and $75.0 million under a BNS Bridge Facility. In conjunction with this acquisition, Keebler extinguished its outstanding Term A Note plus accrued interest and bank fees in the amount of $146.1 million.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial Statements of Business Acquired:

         To be filed by Amendment not later than December 11, 1998.

(b)      Pro Forma Financial Information:

         To be filed by Amendment not later than December 11, 1998.

(c)      EXHIBITS

        EXHIBIT NO.          DOCUMENT
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           2.2               Stock  Purchase  Agreement  dated as of August 24,
                             1998 between  Keebler Foods Company and President
                             International, Inc.

          10.33 $700,000,000 Senior Credit Facility dated as of September 28, 1998 among Keebler, various financial institutions, and the Bank of Nova Scotia, as the Lead Arranger and Administrative Agent, The First National Bank of Chicago, as the Syndication Agent, and the Bank of Montreal, as the Managing Agent.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                         KEEBLER FOODS COMPANY



          By:                  /s/ JAMES T. SPEAR
             ------------------------------------------------------------
             Name:    James T. Spear
             Title:   Vice President Finance and Corporate Controller
                      (Chief Accounting Officer)

             Date:    October 9, 1998





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                                  EXHIBIT INDEX



           EXHIBIT NO.           DOCUMENT
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               2.2               Stock  Purchase  Agreement  dated as of August
                                 24, 1998 between  Keebler Foods Company and
                                 President International, Inc.

              10.33 $700,000,000 Senior Credit Facility dated as of September 28, 1998 among Keebler, various financial institutions, and the Bank of Nova Scotia, as the Lead Arranger and Administrative Agent, The First National Bank of Chicago, as the Syndication Agent, and the Bank of Montreal, as the Managing Agent.